Exhibit 99.1

News Release
www.nortel.com

FOR IMMEDIATE RELEASE:	April 6, 2006

For more information:

Media	Investors
Patricia Vernon	888-901-7286
905-863-1035	905-863-6049
patricve@nortel.com	investor@nortel.com
Nortel Provides Status Update
TORONTO — Nortel Networks* Corporation [NYSE/TSX:NT] and its principal operating subsidiary, Nortel Networks Limited (“NNL”), today provided a status update pursuant to the alternate information guidelines of the Ontario Securities Commission. These guidelines contemplate that the Company and NNL will normally provide bi-weekly updates on their affairs until such time as they are current with their filing obligations under Canadian securities laws.
Restatements
Change in Accounting Policy
The Company is continuing work on the current restatement of its and NNL’s historical financial results as first announced on March 10, 2006, which work is primarily focused on an accounting policy change with respect to revenue for contracts with provisions for multiple deliverables that was historically accounted for under the percentage-of-completion methodology in accordance with American Institute of Certified Public Accountants Statement of Position 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts” (“SOP 81-1”). Through the restatement and on a prospective basis, these complex contractual arrangements will be accounted for in accordance with Emerging Issues Task Force Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 requires an analysis of individual contract deliverables such as hardware, software and/or services and their fair value in order to determine the time pattern of revenue recognition, in contrast to the percentage-of-completion estimation methodology under SOP 81-1.
As a result of this continuing work, the Company expects that in addition to the revenue adjustments identified in the March 10, 2006 press release, additional revenue recognized in prior periods will be restated and deferred to future periods. The Company will be in a position to determine the amounts of additional revenue deferral and periods impacted upon completion of this work.
Filing of Financial Statements
The Company continues to expect to file its and NNL’s annual reports on Form 10-K for the year ended December 31, 2005 and their corresponding filings under Canadian securities laws by April 30, 2006.
Annual Shareholders’ Meeting
The board of directors of Nortel Networks Corporation called an annual and special meeting of shareholders (the “Meeting”) to be held on June 29, 2006 in Toronto, Ontario. The board of directors set the close of business on Wednesday, May 10, 2006 as the record date for determining the shareholders of Nortel Networks Corporation entitled to receive notice of the Meeting. Details of the location, time and agenda for the Meeting will be included in Nortel Networks Corporation’s proxy circular and proxy statement.

The Company and NNL reported that there have been no material developments in the matters reported in the March 10, 2006 press release and their status update of March 23, 2006, except for the Company’s press release “Nortel Announces OSC Management Cease Trade Order” dated March 27, 2006 and the matters described above.
The Company’s and NNL’s next bi-weekly status update is expected to be released during the week of April 17, 2006.
About Nortel
Nortel is a recognized leader in delivering communications capabilities that enhance the human experience, ignite and power global commerce, and secure and protect the world’s most critical information. Our next-generation technologies, for both service providers and enterprises, span access and core networks, support multimedia and business-critical applications, and help eliminate today’s barriers to efficiency, speed and performance by simplifying networks and connecting people with information. Nortel does business in more than 150 countries. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.
Certain statements in this press release may contain words such as “could”, “expects”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities legislation. These statements are based on Nortel’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Nortel operates. These statements are subject to important assumptions, risks and uncertainties, which are difficult to predict and the actual outcome may be materially different. Although Nortel believes expectations reflected in such forward-looking statements are reasonable based upon the assumptions in this press release, they may prove to be inaccurate and consequently Nortel’s actual results could differ materially from its expectations set out in this press release. Further, actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following (i) risks and uncertainties relating to Nortel’s restatements and related matters including: Nortel’s recently announced restatement and two previous restatements of its financial statements and related events and that the previously filed financial statements of Nortel and NNL and related audit reports should not be relied upon; the negative impact on Nortel and NNL of their announced restatement and delay in filing their financial statements and related periodic reports causing them to breach their public debt indentures and obligations under their credit facilities with the possibility that the holders of their public debt or NNL’s lenders would seek to accelerate the maturity of that debt; and causing a breach of NNL’s support facility with EDC with the possibility that EDC would refuse to issue additional support under the facility, terminate its commitments under the facility or require NNL to cash collateralize all existing support; legal judgments, fines, penalties or settlements, or any substantial regulatory fines or other penalties or sanctions, related to the ongoing regulatory and criminal investigations of Nortel in the U.S. and Canada; any significant pending civil litigation actions not encompassed by Nortel’s proposed class action settlement; any substantial cash payment and/or significant dilution of Nortel’s existing equity positions resulting from the finalization and approval of its proposed class action settlement, or if such proposed class action settlement is not finalized, any larger settlements or awards of damages in respect of such class actions; any unsuccessful remediation of Nortel’s material weaknesses in internal control over financial reporting resulting in an inability to report Nortel’s results of operations and financial condition accurately and in a timely manner; the time required to implement Nortel’s remedial measures; Nortel’s inability to access, in its current form, its shelf registration filed with the United States Securities and Exchange Commission (SEC), and Nortel’s below investment grade credit rating and any further adverse effect on its credit rating due to Nortel’s restatement of its financial statements; any adverse affect on Nortel’s business and market price of its publicly traded securities arising from continuing negative publicity related to Nortel’s restatements; Nortel’s potential inability to attract or retain the personnel necessary to achieve its business objectives; any breach by Nortel of the continued listing requirements of the NYSE or TSX causing the NYSE and/or the TSX to commence suspension or delisting procedures; any default in Nortel’s filing obligations extending beyond May 9, 2006, causing any Canadian securities regulatory authority to impose an order to cease all trading in Nortel’s securities within the applicable jurisdiction or to impose such an order sooner if Nortel fails to comply with the alternate information guidelines of such regulatory authorities; (ii) risks and uncertainties relating to Nortel’s business including: yearly and quarterly fluctuations of Nortel’s operating results; reduced demand and pricing pressures for its products due to global economic conditions, significant competition, competitive pricing practice, cautious capital spending by customers, increased industry consolidation, rapidly changing technologies, evolving industry standards, frequent new product introductions and short product life cycles, and other trends and industry characteristics affecting the telecommunications industry; any material and adverse affects on Nortel’s performance if its expectations regarding market demand for particular products prove to be wrong or because of certain barriers in its efforts to expand internationally; any reduction in Nortel’s operating results and any related volatility in its market price of its publicly traded securities arising from any decline in its gross margin, or fluctuations in foreign currency exchange rates; any negative developments associated with Nortel’s supply contract and contract manufacturing agreements including as a result of using a sole supplier for key optical networking solutions components, and any defects or errors in Nortel’s current or planned products; any negative impact to Nortel of its failure to achieve its business transformation objectives; restrictions on how Nortel and its president and chief executive officer conduct its business arising from a settlement with Motorola Inc.; additional valuation allowances for all or a portion of its deferred tax assets; Nortel’s failure to protect its intellectual property rights, or any adverse judgments or settlements arising out of disputes regarding intellectual property; changes in regulation of the Internet and/or other aspects of the industry; Nortel’s failure to successfully operate or integrate its strategic acquisitions, or failure to consummate or succeed with its strategic alliances; any negative affect of Nortel’s failure to evolve adequately its financial and managerial control and reporting systems and processes, manage and grow its business, or create an effective risk management strategy; and (iii) risks and uncertainties relating to Nortel’s liquidity, financing arrangements and capital including: the impact of Nortel’s recently announced restatement and two previous restatements of its financial statements; any acceleration under their public debt indentures and credit facilities, which may result in Nortel and NNL being unable to meet their respective payment obligations; any inability of Nortel to manage cash flow fluctuations to fund working capital requirements or achieve its business objectives in a timely manner or obtain additional sources of funding; high levels of debt, limitations on Nortel capitalizing on business opportunities because of credit facility covenants, or on obtaining additional secured debt pursuant to the provisions of indentures governing certain of Nortel’s public debt issues and the provisions of its credit facilities; any increase of restricted cash requirements for Nortel if it is unable to secure alternative support for obligations arising from certain normal course business activities, or any inability of Nortel’s subsidiaries to provide it with sufficient funding; any negative affect to Nortel of the need to make larger defined benefit plans contributions in the future or exposure to customer credit risks or inability of customers to fulfill payment obligations under customer financing arrangements; any negative impact on Nortel’s ability to make future acquisitions, raise capital, issue debt and retain employees arising from stock price volatility and further declines in Nortel’s market price of its publicly traded securities, or any future share consolidation resulting in a lower total market capitalization or adverse affect on the liquidity of Nortel’s common shares. For additional information with respect to certain of these and other factors, see Nortel’s securities filings with the SEC, which have not been updated to reflect each of these risks and uncertainties and which include financial information that Nortel announced on March 10, 2006 cannot be relied upon. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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*Nortel, the Nortel logo and the Globemark are trademarks of Nortel Networks.